SIGNATURES

     After reasonable inquiry and to the best of my knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

Dated: September 22, 2008

                                    NEW MOUNTAIN VANTAGE GP, L.L.C.

                                    By:  /s/ Steven B. Klinsky
                                         ---------------------------
                                         Steven B. Klinsky
                                         Managing Member


                                    NEW MOUNTAIN VANTAGE, L.P.

                                    By:  New Mountain Vantage GP, L.L.C.,
                                         its general partner

                                    By:  /s/ Steven B. Klinsky
                                         ---------------------------
                                         Steven B. Klinsky
                                         Managing Member


                                    NEW MOUNTAIN VANTAGE (CALIFORNIA), L.P.

                                    By:  New Mountain Vantage GP, L.L.C.,
                                         its general partner

                                    By:  /s/ Steven B. Klinsky
                                         ---------------------------
                                         Steven B. Klinsky
                                         Managing Member


                                    NEW MOUNTAIN VANTAGE
                                         (TEXAS), L.P.

                                    By:  New Mountain Vantage GP, L.L.C.,
                                         its general partner

                                    By:  /s/ Steven B. Klinsky
                                         ---------------------------
                                         Steven B. Klinsky
                                         Managing Member


                                    NEW MOUNTAIN VANTAGE ADVISERS, L.L.C.

                                    By:  /s/ Steven B. Klinsky
                                         ---------------------------
                                         Steven B. Klinsky
                                         Managing Member


                                    NEW MOUNTAIN VANTAGE (CAYMAN) LTD.

                                    By:  /s/ Steven B. Klinsky
                                         ---------------------------
                                         Steven B. Klinsky
                                         Director


                                    NEW MOUNTAIN VANTAGE HOLDCO LTD.

                                    By:  /s/ Steven B. Klinsky
                                         ---------------------------
                                         Steven B. Klinsky
                                         Director

                                    /s/ Steven B. Klinsky
                                    --------------------------------
                                    Steven B. Klinsky